UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Ave, Suite 1200, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 431-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 6, 2012, Pacific Premier Bancorp, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as underwriter and representative of the other underwriter, D.A. Davidson & Co., to issue and sell 3,300,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a public offering price of $10.00 per share in an underwritten public offering (the “Offering”). As part of the Offering, the Company granted the underwriters a 30-day option to purchase up to an additional 495,000 shares of Common Stock to cover over-allotments, if any. The underwriting discounts and commissions were $0.55 per share.  The net proceeds of the Offering, after underwriting discounts and expenses, and without exercise of the underwriters’ over-allotment option, will be approximately $30,880,000.

The Underwriting Agreement contains customary representations, warranties and covenants among the parties as of the date of entering into such Underwriting Agreement.  These representations, warranties and covenants are not factual information to investors about the Company. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Pursuant to the Underwriting Agreement, directors and executive officers of the Company entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

The shares of Common Stock were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-182499) declared effective by the Securities and Exchange Commission on July 12, 2012 (the “Registration Statement”). The offer and sale of the shares of common stock are described in the Company’s prospectus, constituting a part of the Registration Statement, as supplemented by a final prospectus supplement dated December 6, 2012.

ITEM 8.01           OTHER EVENTS.

On December 6, 2012, the Company issued a press release announcing the pricing of the public offering, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number
1.1	Underwriting Agreement, dated as of December 6, 2012, between Pacific Premier Bancorp, Inc. and Raymond James & Associates, Inc.

5.1	Opinion of Patton Boggs LLP, dated December 6, 2012

23.1	Consent of Patton Boggs LLP (included in Exhibit 5.1)

99.1	Press release, dated December 6, 2012, announcing the pricing of the offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated: December 6, 2012	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number

1.1	Underwriting Agreement, dated as of December 6, 2012, between Pacific Premier Bancorp, Inc. and Raymond James & Associates, Inc.

5.1	Opinion of Patton Boggs LLP, dated as of December 6, 2012

23.1	Consent of Patton Boggs LLP (included in Exhibit 5.1)

99.1	Press release, dated as of December 6, 2012, announcing the pricing of the offering